SUPPLEMENT DATED APRIL 2, 2020 TO
THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST
This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors® ChinaAMC CSI 300 ETF and VanEck Vectors® ChinaAMC SME-ChiNext ETF (each a “Fund” and collectively, the “Funds”), each of which is a series of the Trust. You may obtain copies of the SAI free of charge, upon request, by calling toll-free 800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Leo Fan, a portfolio manager of China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), was replaced as a portfolio manager for each of the Funds by Max Lan. Accordingly, and effective immediately, the SAI is supplemented as follows:

1.
The information respecting Leo Fan in the “Management – Other Accounts Managed by the Portfolio Managers – China Asset Management (Hong Kong) Limited (relating to the China Funds only)” section of the SAI is hereby deleted in its entirety and replaced with the following:

The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at China Asset Management (Hong Kong) Limited and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Cai Jing	Registered Investment Companies	8	$2.09 billion	4/30/2019
	Other Pooled Investment Vehicles	0	$0	4/30/2019
	Other Accounts	5	$1.37 million	4/30/2019
Max Lan	Registered Investment Companies	11	$2.59 billion	12/31/2019
	Other Pooled Investment Vehicles	0	$0	12/31/2019
	Other Accounts	0	$0	12/31/2019

Mr. Lan and Ms. Jing manage other funds and mandates, including certain ETFs that have similar investment strategies to the China Funds, which may create conflicts of interest with respect to portfolio management decisions and execution. Mr. Lan and Ms. Jing expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

2.	The last paragraph of the “Management – Portfolio Manager Share Ownership” section of the SAI is hereby deleted in its entirety and replaced with the following:
Mr. Lan and Ms. Jing did not own any Shares of the China Funds, as applicable, as of each of these Funds’ fiscal year ends.

Please retain this supplement for future reference.